SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 30, 2000


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2000, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                       333-35026              74-2440850
----------------------------         -------------        ------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
      Of Incorporation)               File Number)        Identification No.)



       200 Vesey Street
      New York, New York                                        10285
-------------------------------                               ---------
(Address of Principal Executive                               (Zip Code)
          Offices)


         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $278,609,960 in aggregate principal amount of Class 1-A1, Class 1-AX, Class 2-A1, Class 2-A3, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-AX, Class 3-AP, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5 on October 25, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 23, 2000, as supplemented by the Prospectus Supplement dated October 30, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-AX, Class 2-A1, Class 2-A3, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-AX, Class 3-AP, Class B1, Class B2, Class B3 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $284,658,936 as of October 1, 2000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

      Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      1.1 Terms Agreement, dated October 25, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

      4.1 Trust Agreement, dated as of October 1, 2000, between Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

      99.2 Servicing Agreement, dated as of October 1, 2000, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Servicer and Master Servicer.

      99.3 Reconstituted Servicing Agreement dated as of October 1, 2000 between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Chase Manhattan Mortgage Corporation





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STRUCTURED ASSET SECURITIES
                               CORPORATION



                             By:  /s/ Ellen V. Kiernan
                                  -------------------------
                                  Name: Ellen V. Kiernan
                                  Title:  Vice President



Dated: November 13, 2000

                                 EXHIBIT INDEX



Exhibit No.                    Description                           Page No.
-----------                    -----------                           --------


1.1            Terms Agreement, dated October 25,2000, between
               Structured Asset Securities Corporation, as
               Depositor, and Lehman Brothers Inc., as the
               Underwriter.

4.1 Trust Agreement, dated as of October 1, 2000, between Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman
               Brothers Holdings Inc., as Seller, and Aurora
               Loan Services Inc., as Servicer.

99.3           Reconstituted Servicing Agreement dated as of
               October 1, 2000 between Lehman Capital, A
               Division of Lehman Brothers Holdings Inc. and
               Chase Manhattan Mortgage Corporation